UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 17, 2016

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MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in charter)

New York	000-06890	14-1462255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension, Albany, New York 12205

(Address of principal executive offices) (Zip Code)

(518) 218-2550

(Registrant’s telephone number, including area code)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item  1.01 Entry into a Material Definitive Agreement.

On October 21, 2016, Mechanical Technology, Incorporated (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Brookstone Partners Acquisition XXIV, LLC (“Brookstone”), pursuant to which on such date the Company issued and sold 3,750,000 shares (the “Shares”) of its common stock, par value $0.01 per share (“Common Stock”), to Brookstone for an aggregate of $2,737,500.  The Company also agreed to (i) appoint three persons designated by Brookstone to its board of directors (the “Board), (ii) appoint two director designees to the Board committees as set forth in Item 5.02 below, (iii) maintain such committee appointments, (iv) appoint one of such designated directors (or a successor named by Brookstone) to each Board committee created after October 21, 2016 and maintain such appointments, and (v) include certain numbers of such designated directors (or successor named by Brookstone) as nominees recommended by the Board for election as directors, as long as Brookstone and its affiliates beneficially own outstanding shares of Common Stock.  At any time Brookstone and its affiliates beneficially own at least 25% of the outstanding shares of Common Stock, the Company must include three such Brookstone-designated directors on its Board and as Board-recommended director nominees.  At any time Brookstone and its affiliates beneficially own at least 10% but less than 25% of the outstanding shares of Common Stock, the Company must include two such Brookstone-designated directors on its Board and as Board-recommended director nominees.  At any time Brookstone and its affiliates beneficially own any shares of Common Stock but less than 10% of the outstanding shares of Common Stock, the Company must include one such Brookstone-designated director on its Board and as a Board-recommended director nominee.

The Company further agreed pursuant to the Securities Purchase Agreement that it would not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisesable for its equity securities, other than pursuant to a Demand Registration (as defined below) during the 90-day period beginning on the effective date of any registration statement in connection with a Demand Registration, except pursuant to a registration statement covering (i) sales or distributions of the Company’s equity securities or any securities convertible into or exchangeable or exercisable for its equity securities pursuant to a registration statement on Form S-4 or Form S-8 or any successor form, (ii) the issuance of shares of Common Stock upon the conversion, exercise or exchange, by the holder thereof, of options, warrants or other securities convertible into or exercisable or exchangeable for shares of Common Stock pursuant to their terms, or (iii) the issuance of shares of Common Stock in connection with transfers to dividend reinvestment plans or to employee benefit plans in order to enable any such employee benefit plan to fulfill its funding obligations in the ordinary course.

A copy of the Securities Purchase Agreement is filed as Exhibit 10.22 hereto and is incorporated herein by reference.  The representations, warranties and covenants contained in the Securities Purchase Agreement were made solely for the purposes of such agreement and as of specific dates, and were qualified and subject to certain limitations and exceptions agreed to the Company and Brookstone in connection with negotiating the terms of the Securities Purchase Agreement.  In particular, in your review of the representations and warranties contained in the Securities Purchase Agreement, it is important to bear in mind that the representations and warranties were made solely for the benefit of the parties to the Securities Purchase Agreement and were negotiated for the purpose of allocating contractual risk among them rather than to establish matters as facts.  The representations and warranties may also be subject to a contractual standard of materiality or material adverse effect different from those generally applicable to stockholders and reports and documents filed with the Securities and Exchange Commission, and, in some cases, they may be qualified by disclosures made by one party to the other, which are not necessarily reflected in the Securities Purchase Agreement or other public disclosures made the Company.

Also on October 21, 2016, the Company and Brookstone entered into a Registration Rights Agreement, pursuant to which the Company agreed to, at any time after December 20, 2016 and upon the request of holders of at least 25% of the outstanding Shares, to file a registration statement under the Securities Act to register the resale of the Shares (a “Demand Registration”).  The Company also agreed, subject to certain conditions and exclusions, to include the resale of the Shares in any registration statement that the Company files under the Securities Act (other than a registration statement on Form S-4 or Form S-8) upon the request of any holder of Shares.  The Registration Rights Agreement terminates on the earlier of October 21, 2021 or the date that Brookstone or any permitted assignee or successor of Brookstone owns less than 10% of the outstanding shares of Common Stock.

A copy of the Registration Rights Agreement is filed as Exhibit 10.23 hereto and is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As discussed under Item 1.01 above, the Company sold 3,750,000 shares of its Common Stock to Brookstone on October 21, 2016, for an aggregate of $2,737,500.

The offer and sale of the Common Stock was exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of, and Rule 506 of Regulation D under, the Securities Act.  Brookstone represented to the Company that it was an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.

Item  3.03     Material Modification to Rights of Security Holders

On October 20, 2016, the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”) entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of October 6, 2016, between the Company and the Rights Agent, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2016.  The Rights Agreement is intended to act as a deterrent to any person (together with all affiliates and associates of such person) acquiring “beneficial ownership” (as defined in the Rights Agreement) of 4.99% or more of the outstanding shares of Common Stock without the approval of the Board (an “Acquiring Person”), in an effort to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards, which totaled over $51 million as of June 30, 2016.  The Amendment exempts Brookstone and its affiliates and associates from the definition of an Acquiring Person.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

The information provided in Item 1.01 above and Item 5.02 below is hereby incorporated herein by reference.  Subsequent to the issuance of the Shares, Brookstone owns 41.7% of the outstanding shares of Common Stock.  Brookstone’s source of funds for its purchase of the Shares was funds raised from the investors in Brookstone.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Securities Purchase Agreement, effective October 21, 2016, E. Dennis O’Connor and Dr. Walter Robb resigned from the Board and the Board appointed Matthew E. Lipman, Michael Toporek and Edward R. Hirshfield to the Board.  On October 21, 2016, Thomas J. Marusak also resigned from his position as a member of the Audit Committee of the Board.  At the time of his resignation, Mr. O’Connor was a member of the Compensation and Governance and Nominating Committees of the Board.  Mr. Hirshfield was appointed to the Compensation Committee of the Board and Matthew E. Lipman was appointed to the Audit Committee and Governance and Nominating Committee of the Board.  Messrs. Lipman, Toporek and Hirshfield will receive the same compensation as currently paid to the Company’s other non-employee Board members, who receive cash compensation of $10,000 per year and are eligible to receive grants of options to purchase common stock as the Compensation Committee of the Board may approve.

Also, in connection with the sale of the Shares, the Company entered into an Option Exercise and Stock Transfer Restriction Agreement (collectively, the “Option and Transfer Agreements”) with its Chief Executive Officer, its Chief Financial Officer and each of its non-employee directors as of immediately before the issuance of the Shares (collectively, the “Insiders”).  The Option and Transfer Agreements amend the stock option grant agreements between the Company and each Insider with respect to an option granted under, and modify the terms of any option to purchase Common Stock held by each such Insider (collectively, “Options”) granted under, (i) the Mechanical Technology, Incorporated Amended and Restated 2006 Equity Incentive Plan, (ii) the Mechanical Technology, Incorporated Amended and Restated 2012 Equity Incentive Plan and (iii) Mechanical Technology, Incorporated 2014 Equity Incentive Plan (collectively, the “Plans”).  The Option and Transfer Agreements restrict the aggregate amount of shares of Common Stock for which the Insiders may exercise Options during calendar years 2016, 2017, 2018 and 2019, and provide for a modified procedure for exercising Options in order to ensure the limit on the aggregate amount of Options that may be exercised in any such year is not exceeded.  Such amendments and modifications also operate to, except with respect to the termination of Options in connection with an Insider’s termination of employment or service in connection with misconduct as described in the Option and Transfer Agreements, (i) remove all references to an expiration of the exercisability of such Options within a special, delineated time period following the termination of service to or employment by the Company, and (ii) provide that all vested Options are exercisable by the Insider until default expiration under the applicable Plan (i.e., ten years from the date of grant).

If an Option and Transfer Agreement is terminated, the limitations on Option exercises described above will terminate, but the exercisability of the Insider’s vested Options until default expiration under the applicable Plan and stock option agreement (i.e., ten years from the date of grant) will survive indefinitely.

The Option and Transfer Agreements also require the Insiders to obtain the written consent of the Company prior to purchasing any equity securities of the Company outside of the exercise of Options and provides a procedure for requesting such consent.

A form of the Option and Transfer Agreement is filed as Exhibit 10.24 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2016, the Company filed five certificates of correction pursuant to Section 105 of the New York Business Corporation Law with the Department of State of the State of New York (the “Certificates of Correction”).  The Certificates of Correction were filed in order to correct the Company’s (i) Restated Certificate of Incorporation filed October 13, 1999; (ii) two Certificates of Amendment of its Certificate of Incorporation, each filed August 13, 2001; (iii) Certificate of Amendment of its Certificate of Incorporation filed July 11, 2005; and (iv) Certificate of Amendment of its Certificate of Incorporation filed May 19, 2008 (collectively, the “Prior Filings”).  The Certificates of Correction correct a number of errors within the Prior Filings and set forth provisions that were included in the Company’s Certificate of Incorporation, both as originally filed and later amended prior to October 13, 1999, but inadvertently omitted from the Prior Filings (the “Preexisting Provisions”).  In accordance with the New York Business Corporation Law and corresponding practice of applicable New York governmental authorities, the Prior Filings had not removed the Preexisting Provisions from the Company’s Certificate of Incorporation despite the Preexisting Provisions not being included in the Prior Filings.  Therefore, the Certificates of Correction correct the Prior Filings to include currently existing provisions of the Company’s Certificate of Incorporation, as opposed to amending the same.  The Certificates of Correction make the following material corrections to the Prior Filings:

  Restated Certificate of Incorporation filed October 13, 1999 (“Restated Certificate”):

    Correct certain typographical errors and update paragraph references to conform with the corrected version of the Restated Certificate and the Company’s original Certificate of Incorporation filed October 4, 1961.

    Set forth a preexisting statement that the duration of the Company shall be perpetual, as contained in the Company’s original Certificate of Incorporation filed October 4, 1961.

    Set forth a preexisting statement that the Company may be entitled to issue Company stock without par value, as contained in the Company’s Certificate of Amendment of Certificate of Incorporation filed July 16, 1963.

    Set forth a preexisting statement with regard to waiver of shareholder pre-emptive rights, as contained in the Company’s Certificate of Amendment of Certificate of Incorporation filed December 27, 1966.

  Certificates of Amendment of its Certificate of Incorporation, filed August 13, 2001, July 11, 2005 and May 19, 2008:

    Correct certain paragraph references to conform with the corrected version of the Restated Certificate and the Company’s original Certificate of Incorporation filed October 4, 1961.

A copy of the Company’s current Certificate of Incorporation, as restated and corrected, is filed as Exhibit 3.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
3.1

Certificate of Correction of Restated Certificate of Incorporation of Mechanical Technology, Incorporated as of October 17, 2016 and Certificate of Correction of Certificate of Amendment of the Certificate of Incorporation of Mechanical Technology Incorporated, as of October 17, 2016.

4.2

Amendment No. 1 dated as of October 20, 2016, to the Rights Agreement, dated as of October 6, 2016, between Mechanical Technology, Incorporated and American Stock Transfer & Trust Company, LLC, as Rights Agent.

	10.22	Securities Purchase Agreement dated as of October 21, 2016, by and between Mechanical Technology, Incorporated and Brookstone Partners Acquisition XXIV, LLC.
	10.23	Registration Rights Agreement dated as of October 21, 2016, by and between Mechanical Technology, Incorporated and Brookstone Partners Acquisition XXIV, LLC.
	10.24	Form of Option Exercise and Stock Transfer Restriction Agreement between the Company and its Chief Executive Officer, Chief Financial Officer and Non-Employee Directors.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED
Date: October 21, 2016	By:	/s/ KEVIN G. LYNCH
	Name:	Kevin G. Lynch
	Title:	Chairman and Chief Executive Officer